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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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                     Date of Report (Date of earliest event reported):
                                  JUNE 26, 2001

                               -------------------


                         BIOSANTE PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                      0-28637                 58-2301143
(State or Other Jurisdiction of     (Commission File         (I.R.S. Employer
            Incorporation)              Number)           Identification Number)


             111 BARCLAY BOULEVARD, SUITE 280
                  LINCOLNSHIRE, ILLINOIS                          60069
         (Address of Principal Executive Offices)               (Zip Code)

                                 (847) 478-0500
              (Registrant's Telephone Number, Including Area Code)


                             175 OLDE HALF DAY ROAD
                          LINCOLNSHIRE, ILLINOIS 60069
          (Former Name or Former Address, If Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

REINCORPORATION IN THE STATE OF DELAWARE

On June 26, 2001, BioSante Pharmaceuticals, Inc., a Wyoming corporation, ("BioSante Wyoming"), changed its state of incorporation from Wyoming to Delaware. The reincorporation was approved by BioSante Wyoming's Board of Directors and the holders of a majority of BioSante Wyoming's outstanding shares, voting in person or by proxy, at its annual meeting of stockholders held on June 13, 2001. The reincorporation was accomplished by merging BioSante Wyoming with and into BioSante Pharmaceuticals, Inc., a Delaware corporation and a wholly-owned subsidiary of BioSante Wyoming ("BioSante Delaware"), with BioSante Delaware surviving and continuing to operate the business of the combined entity under the name, BioSante Pharmaceuticals, Inc. The combined entity resulting from the merger of BioSante Wyoming with and into BioSante Delaware is referred to as "BioSante" in this report.

In connection with the merger, each issued and outstanding share of BioSante Delaware (all of which were owned by BioSante Wyoming ) was retired and canceled and each issued and outstanding share of common stock and class C stock of BioSante Wyoming was automatically converted into one share of common stock or class C stock, as the case may be, of BioSante Delaware, $0.0001 par value per share. As a result of the merger, the certificate of incorporation and bylaws of BioSante Delaware became the certificate of incorporation and bylaws of the surviving corporation. Copies of BioSante's certificate of incorporation and bylaws have been filed as exhibits to this report and are incorporated herein by reference. Reference is also made to BioSante Wyoming's definitive proxy statement as filed with the Securities and Exchange Commission on April 30, 2001.

SECURITIES REGISTERED UNDER THE SECURITIES EXCHANGE ACT OF 1934

Pursuant to paragraph (a) of Rule 12g-3 promulgated under the Securities Exchange Act of 1934, as amended, BioSante Delaware's common stock is deemed registered under Section 12(g) of the Exchange Act.

DESCRIPTION OF SECURITIES

AUTHORIZED SHARES

BioSante is authorized to issue 100,000,000 shares of common stock, $0.0001 par value per share, and 10,000,000 shares of undesignated preferred stock, $0.0001 par value per share. The following is a summary of the material terms and provisions of BioSante's capital stock. Because it is a summary, it does not include all of the information that is included in BioSante's certificate of incorporation. The following description does not purport to be complete and is qualified by reference to BioSante's certificate of incorporation and bylaws and applicable law. Copies of BioSante's certificate of incorporation and bylaws have been filed as exhibits to this report.


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COMMON STOCK

BioSante is authorized to issue 100,000,000 shares of common stock, of which 63,208,798 shares were issued and outstanding as of October 31, 2001. Each share of common stock entitles its holder to one vote per share. Holders of common stock are entitled to receive dividends as and when declared by BioSante's Board of Directors from time to time out of funds properly available to the payment of dividends. Subject to the liquidation rights of any outstanding preferred stock, the holders of common stock are entitled to share pro rata in the distribution of the remaining assets of BioSante upon a liquidation, dissolution or winding up of BioSante. The holders of common stock have no cumulative voting, preemptive, subscription, conversion, redemption or sinking fund rights.

CLASS C SPECIAL STOCK

BioSante is authorized to issue 4,687,684 shares of class C special stock, of which 4,676,024 shares were issued and outstanding as of October 31, 2001. Each share of class C special stock entitles its holder to one vote per share. Each share of class C special stock is exchangeable, at the option of the holder, for one share of common stock, at an exchange price of $0.25 per share, subject to adjustment upon certain capitalization events. Holders of class C special stock are not entitled to receive dividends. Holders of class C special stock are not entitled to participate in the distribution of BioSante's assets upon any liquidation, dissolution or winding-up of BioSante. The holders of class C special stock have no cumulative voting, preemptive, subscription, redemption or sinking fund rights.

UNDESIGNATED PREFERRED STOCK

BioSante is authorized to issue 10,000,000 shares of preferred stock, none of which were issued and outstanding as of October 31, 2001. BioSante's Board of Directors is authorized to issue one or more series of preferred stock with such rights, privileges, restrictions and conditions as the Board may determine. The preferred stock, if issued, may be entitled to rank senior to BioSante's common stock with respect to the payment of dividends and the distributions of assets in the event of a liquidation, dissolution or winding-up of BioSante.

OPTIONS AND WARRANTS

As of October 31, 2001, BioSante had outstanding options to purchase an aggregate of 6,994,657 shares of common stock at a weighted average exercise price of $0.38 per share. All outstanding options provide for antidilution adjustments in the event of certain mergers, consolidations, reorganizations, recapitalizations, stock dividends, stock splits or other similar changes in BioSante's corporate structure and shares of its capital stock. As of October 31, 2001, BioSante had outstanding warrants to purchase an aggregate of 16,447,500 shares of common stock at a weighted average exercise price of $0.37 per share with a majority of those warrants having a five-year term. The warrants provide for antidilution adjustments in the event of certain mergers, consolidations, reorganizations, recapitalizations, stock dividends, stock splits or other changes in BioSante's corporate structure and, subject to certain exceptions, the issuance by BioSante of any securities for a purchase price of less than $0.40 per share.


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REGISTRATION RIGHTS

The holders of the common stock and warrants purchased in BioSante's April 2001 private placement are entitled to certain registration rights under the Securities Act of 1933, as amended. We were required to file a registration statement to register under the Securities Act the resale of the shares of BioSante common stock underlying the shares of common stock and warrants purchased in BioSante's April 2001 private placement. This registration statement was declared effective on September 19, 2001 and BioSante is required to use its reasonable best efforts to cause the registration statement to remain effective until the earlier of (1) the sale of all the shares of BioSante common stock covered by the registration statement; or (2) such time as the selling stockholders named in the registration statement become eligible to resell the shares of BioSante common stock and the shares of BioSante common stock issuable upon exercise of the warrants pursuant to Rule 144(k) under the Securities Act.

The holders of the common stock and warrants purchased in BioSante's May 1999 private placement are entitled to certain registration rights under the Securities Act. If at any time after BioSante becomes listed on Nasdaq, the holders of a specified amount of these registrable shares request that BioSante file a registration statement covering the shares, BioSante must use its commercially reasonable efforts to cause these shares to be registered. BioSante is not required to file more than two registration statements under these demand rights or more than one registration statement in any twelve-month period. In addition, the holders of these registrable shares are entitled to have their shares included in certain registration statements filed by BioSante. All of the shares of common stock underlying the warrants were registered for resale under the registration statement referred to in the immediately preceding paragraph. These registration rights will terminate as to any registrable shares when such registrable shares are effectively registered and sold by the holder thereof or when such registrable shares are sold pursuant to Rule 144(k) or are sold pursuant to Rule 144 under the Securities Act.

ANTI-TAKEOVER PROVISIONS OF BIOSANTE'S CERTIFICATE OF INCORPORATION AND BYLAWS AND DELAWARE LAW

Certain provisions of BioSante's certificate of incorporation and bylaws, as well as provisions of Delaware law, could make it more difficult for a third party to acquire BioSante, even if doing so would be beneficial to BioSante's stockholders. These provisions include:

         o authorization of the issuance of "blank check" preferred stock that could be issued by BioSante's Board of Directors to increase the number of outstanding shares and thwart a takeover attempt;

         o prohibition on cumulative voting in the election of directors, which would otherwise allow less than a majority of stockholders to elect director candidates;

         o restrictions on who may call a special meeting of BioSante's stockholders; and

         o advance notice procedures for stockholder proposals and director nominations.


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BioSante is also subject to Section 203 of the Delaware General Corporation Law.
In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a business combination with an interested stockholder for a period of three years following the date the person became an interested stockholder, unless the business combination or the transaction in which the person became an interested stockholder is approved in a prescribed manner. Generally, a business combination includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. Generally, an interested stockholder is a person who, together with affiliates and associates, owns or, in the case of affiliates or associates of the corporation, within three years prior to the determination of interested stockholder status, did own 15% or more of a corporation's voting stock. The existence of this provision could have anti-takeover effects with respect to transactions not approved in advance by BioSante's Board of Directors, such as discouraging takeover attempts that might result in a premium over the market price of BioSante's common stock.

LIMITATIONS ON LIABILITY OF DIRECTORS AND INDEMNIFICATION

BioSante's certificate of incorporation limits its directors' liability to the fullest extent permitted under Delaware corporate law. Specifically, BioSante's directors are not liable to BioSante or its stockholders for monetary damages for any breach of fiduciary duty by a director, except for liability for:

         o any breach of the director's duty of loyalty to BioSante or its stockholders;

         o acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

         o dividends or other distributions of BioSante's corporate assets that are in contravention of restrictions in Delaware law, its certificate of incorporation, bylaws or any agreement to which BioSante is a party; and

         o any transaction from which a director derives an improper personal benefit.

This provision generally does not limit liability under federal or state securities laws.

Delaware law, and BioSante's certificate of incorporation, provide that BioSante will, in some situations, indemnify any person made or threatened to be made a party to a proceeding by reason of that person's former or present official capacity with BioSante against judgments, penalties, fines, settlements and reasonable expenses including reasonable attorney's fees. Any person is also entitled, subject to some limitations, to payment or reimbursement of reasonable expenses in advance of the final disposition of the proceeding.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

              Not applicable.


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         (b)  PRO FORMA FINANCIAL INFORMATION.

              Not applicable.

         (c)  EXHIBITS.

     EXHIBIT NO.                     EXHIBIT
     -----------                     -------

         3.1 Amended and Restated Certificate of Incorporation of BioSante Pharmaceuticals, Inc.

         3.2      Bylaws of BioSante Pharmaceuticals, Inc.








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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BIOSANTE PHARMACEUTICALS, INC.


                                                By:  /s/ STEPHEN M. SIMES
                                                   -----------------------------
                                                   Stephen M. Simes
                                                   VICE CHAIRMAN, PRESIDENT AND
                                                   CHIEF EXECUTIVE OFFICER
Dated:  November 20, 2001



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                         BIOSANTE PHARMACEUTICALS, INC.

                                    FORM 8-K

                                INDEX TO EXHIBITS

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

   Exhibit No.                              Exhibit                          Method of Filing
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

       3.1          Amended and Restated Certificate of Incorporation of     Incorporated by reference to
                    BioSante Pharmaceuticals, Inc........................... Exhibit.3.1 contained in
                                                                             BioSante's Registration Statement
                                                                             on Form SB-2 (File No. 333-64218)

       3.2          Bylaws of BioSante Pharmaceuticals, Inc................. Incorporated by reference to
                                                                             Exhibit 3.2 contained in
                                                                             BioSante's Registration Statement
                                                                             on Form SB-2 (File No. 333-64218)
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